UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 26, 2012

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51447	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As previously disclosed, Expedia, Inc. completed the spin-off of TripAdvisor, Inc. to Expedia stockholders on December 20, 2011 (the “Spin-off”). TripAdvisor consists of the domestic and international operations previously associated with Expedia’s TripAdvisor Media Group and is now a separately traded public company. Expedia continues to own and operate its remaining businesses—the domestic and international operations of its travel transaction brands including Expedia.com, Hotels.com, eLong, Hotwire, Egencia, Expedia Affiliate Network, CruiseShipCenters, Venere, Classic Vacations and carrentals.com—as separately traded public company.

The supplemental historical financial information of Expedia attached hereto as Exhibit 99.1, and incorporated by reference herein, reflects the reclassification of the TripAdvisor business as discontinued operations on Expedia’s historical statements of operations for completed interim periods of fiscal 2010 and 2011. Information contained in Exhibit 99.1 should be read in conjunction with and as a supplement to information contained in Expedia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and Quarterly Reports on Form 10-Q for quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, including “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and Expedia’s consolidated financial statements and notes thereto. The presentation of the TripAdvisor business as discontinued operations affects only the manner in which certain financial information was previously reported and does not restate or revise Expedia’s net income in any previously reported financial statements. Except for matters noted above affecting changes in presentation, no other information in Expedia’s previously filed reports is being updated for events or developments that occurred subsequent to the filing of such reports.

Expedia makes reference to non-GAAP financial measures, including, among others, Adjusted EBITDA, a new non-GAAP financial measure being introduced by Expedia following the Spin-off, and includes information regarding such measures, in the supplemental historical financial information.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Supplemental Historical Financial Information of Expedia, Inc. dated January 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Mark D. Okerstrom
Mark D. Okerstrom Chief Financial Officer

Dated: January 26, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplemental Historical Financial Information of Expedia, Inc. dated January 2012.